MASTER SECURITY AGREEMENT

To: LV Administrative Services, Inc., as Agent
335 Madison Avenue, 10th Floor
New York, New York
10017

Date: June 24, 2008

THIS AGREEMENT WITNESSES that, in consideration of the promises contained herein and other good and valuable consideration, Cancable Inc., an Ontario corporation ("**Cancable**"), Creative Vistas, Inc., an Arizona Corporation ("**Creative**"), Cancable Holding Corp., a Delaware corporation ("**Cancable Holding**"), Cancable, Inc., a Nevada corporation, Creative Vistas Acquisition Corp., an Ontario corporation ("**Creative Vistas Acquisition**"), A.C. Technical Systems Ltd., an Ontario corporation ("**A.C. Ltd.**"), 2141306 Ontario Inc., an Ontario corporation ("**2141306**"), Cancable XL Inc., an Ontario corporation ("**Cancable XL**"), Iview Holding Corp., a Delaware corporation ("**Iview Parent**"), Iview Digital Video Solutions Inc., a Canadian corporation ("**Iview**") and XL Digital Services Inc., an Ontario corporation ("**XL Digital**") (Cancable, Creative, Cancable Holding, Cancable, Inc., Creative Vistas Acquisition, A.C. Ltd., 2141306, Cancable XL, Iview Parent, Iview and XL Digital, together with all other Persons who from time to time agree in writing to be bound by the terms hereof as an Assignor, collectively, the "**Assignors**") agree, on a joint and several basis, with LV Administrative Services, Inc. (the "**Agent**") as administrative and collateral agent for the Purchasers (as defined in the Purchase Agreement (as defined below)) as follows:

1. Defined Terms:

As used herein, the following terms shall have the following meanings:

"**Collateral**" means all present and after acquired property (including Personal Property), assets and undertaking of the Assignors subject to the Liens created hereby and for greater certainty shall include, without limitation, all cash, cash equivalents, accounts, accounts receivable, deposit accounts (including, for greater certainty, all blocked accounts, collection accounts, lockboxes and other restricted accounts), inventory, equipment, goods, fixtures, documents of title, documents, instruments (including, without limitation, promissory notes), contract rights, commercial tort claims set forth on Schedule B to this Master Security Agreement, general intangibles (including, without limitation, payment intangibles and an absolute right to license on terms no less favorable than those current in effect among Assignors' affiliates), supporting obligations, chattel paper, investment property (including, without limitation, all partnership interests, limited liability company membership interests and all other equity interests owned by any Assignor), letter of credit rights, trademarks, trademark applications, tradestyles, patents, patent applications, copyrights, copyright applications and other intellectual property in which any Assignor now have or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance) and all additions, accessions and substitutions thereto or therefor.

"**Personal Property**" means all present and after acquired personal property of the Assignors and all proceeds of any kind whatsoever therefrom.

As pertaining only to each Assignor party hereto organized under the laws of a State of the United States of America, all items of Collateral which are defined in the Uniform Commercial Code as the same may, from time to time, be in effect in the State of organization of such company shall have the meanings set forth in such Uniform Commercial Code.

2. To secure the payment of all Obligations (as hereinafter defined), each Assignor hereby grants to the Agent a continuing security interest in all of the Collateral. The last day of the term of any lease, sublease or agreement therefor is specifically excepted from the security interest created by this Master Security Agreement, but each Assignor agrees to stand possessed of such last day in trust for such person as the Agent may direct and each Assignor shall assign and dispose thereof in accordance with such direction. To the extent that the security interest created by this Master Security Agreement in any contractual rights would constitute a breach or cause the acceleration of such contract, said security interest shall not be granted, except and until such time as provided for herein, hereunder but such Assignor shall hold its interest therein in trust for the Agent, shall use its commercially reasonable efforts to obtain the appropriate consents to the attachment of said security interest and upon obtaining such consents shall be deemed to have granted a security interest in such contract to the Agent without any further action being required on the part of such Assignor. Except as otherwise defined herein, all capitalized terms used herein shall have the meaning provided such terms in the Securities Purchase Agreement dated as of the date hereof by and among Cancable, Creative, the purchasers party thereto (the "**Purchasers**") and the Agent, in its capacity as administrative and collateral agent of the Purchasers, as amended, modified, restated or supplemented from time to time (the "**Purchase Agreement**").

3. The term "**Obligations**" as used herein shall mean and include all debts, liabilities and obligations owing by each Assignor to the Creditor Parties or any of them arising under, out of, or in connection with the Purchase Agreement and any Related Agreements to which any Assignor is a party (collectively, the Purchase Agreement and such Related Agreements, the "**Documents**") and in connection with any documents, instruments or agreements relating to or executed in connection with the Documents or any documents, instruments or agreements referred to herein or therein or otherwise, and in connection with any other indebtedness, obligations or liabilities of any Assignor to the Creditor Parties or any of them, whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent, due or not due and whether under, pursuant to or evidenced by a note, agreement, guarantee, instrument or otherwise, in each case, irrespective of the genuineness, validity, regularity or enforceability of any of the Obligations, or of any instrument evidencing any of the Obligations or of any collateral therefor or of the existence or extent of such collateral, and irrespective of the allowability, allowance or disallowance of any or all of the Obligations, in any case commenced by or against any Assignor under Title 11, United States Code, the *Bankruptcy and Insolvency Act* (Canada) or the *Companies' Creditors Arrangement Act*, including, without limitation, obligations or indebtedness of each Assignor for post-petition interest, fees, costs and charges that would have accrued or been added to the Obligations but for the commencement of such case.

4. The Assignors acknowledge and agree that: (i) value has been given; (ii) the Assignors have rights in the Collateral; and (iii) none of the Assignors nor any Creditor Party has agreed to postpone the time for attachment of the security interest granted hereunder which shall attach upon the execution of this Master Security Agreement and, in the case of Collateral acquired by an Assignor after the date hereof, when such Assignor has rights therein.

5. Each Assignor hereby jointly and severally represents, warrants and covenants to the Agent that:

(a) it is a corporation, partnership, limited partnership, limited liability company or trust, as the case may be, validly existing, in good standing and organized under the respective laws of its jurisdiction of organization set forth on Schedule A, and each Assignor will provide the Agent thirty (30) days' prior written notice of any change in any of its respective jurisdiction of organization;

(b) its legal name is as set forth in its respective Certificate of Incorporation or other organizational document (as applicable) as amended through the date hereof and as set forth on Schedule A, and it will provide the Agent thirty (30) days' prior written notice of any change in its legal name;

(c) (i) its organizational identification number (if any) is as set forth on Schedule A hereto, (ii) it has no French form of name and (iii) it will provide the Agent thirty (30) days' prior written notice of any change in any of its organizational identification number;

(d) it is the lawful owner of its respective Collateral and it has the sole right to grant the Liens created hereby and will defend the Collateral against all claims and demands of all persons and entities;

(e) it will keep its respective Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature ("**Encumbrances**"), except (i) Encumbrances securing the Obligations, (ii) to the extent said Encumbrance does not secure indebtedness in excess of US$250,000 and such Encumbrance is removed or otherwise released within ten (10) days of the creation thereof, and (iii) Encumbrances set forth on Schedule 4.9 of the Securities Purchase Agreement;

(f) it will, at its and the other Assignors joint and several cost and expense keep the Collateral in good state of repair (ordinary wear and tear excepted) and will not waste or destroy the same or any part thereof other than ordinary course discarding of items no longer used or useful in its or such other Assignors' business;

(g) it will not without the Agent's written consent, sell, exchange, lease or otherwise dispose of the Collateral, whether by sale, lease or otherwise, except in the ordinary course of business and for the disposition or transfer in the ordinary course of business during any fiscal year of obsolete and worn-out equipment or equipment no longer necessary for its ongoing needs, or equipment that is replaced by more economical or functional equipment having an aggregate fair market value of not more than US$400,000 and only to the extent that:

(i) the Proceeds of any such disposition are used to acquire replacement Collateral which is subject to the Agent's first priority perfected security interest, or are used to repay Obligations or to pay general corporate expenses; and

(ii) following the occurrence of an Event of Default which continues to exist the proceeds of which are remitted to the Agent to be held as cash collateral for the Obligations;

(h) it will insure or cause the Collateral to be insured against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as the Agent shall specify in amounts and under policies by insurers acceptable to the Agent. The Agent shall be named as lenders loss payee and additional insured as its interest may appear in all of the Assignors' policies of insurance. Each insurance policy shall include an endorsement whereby the insurers agree to give the Agent not less than thirty (30) days notice of the cancellation of the policy of insurance and permit the Agent to cure any default which may exist under the policy. All premiums on each Assignor's insurance policies shall be paid by such Assignor and the policies shall be delivered to the Agent. If any such Assignor fails to do so, the Agent may procure such insurance and the cost thereof shall be promptly reimbursed by the Assignors, jointly and severally, and shall constitute Obligations;

(i) it will, acting reasonably prior to an Event of Default, at all reasonable times allow the Agent or the Agent's representatives free access to and the right of inspection of the Collateral upon 24 hours notice (provided that no such notice shall be required in the event such access is necessary to preserve or protect the Collateral); and

(j) such Assignor (jointly and severally with each other Assignor) hereby indemnifies and saves each Creditor Party harmless from all loss, costs, damage, liability and/or expense, including reasonable legal fees, that such Creditor Party may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Master Security Agreement or in the prosecution or defense of any action or proceeding either against such Creditor Party or any Assignor concerning any matter growing out of or in connection with this Master Security Agreement, and/or any of the Obligations and/or any of the Collateral except to the extent caused by such Creditor Party's own gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and nonappealable decision); and

(k) all commercial tort claims (as defined in the Uniform Commercial Code as in effect in the State of New York) held by any Assignor are set forth on Schedule B to this Master Security Agreement; each Assignor hereby agrees that it shall promptly, and in any event within five (5) Business Days after the same is acquired by it, notify the Agent of any commercial tort claim acquired by it and unless otherwise consented to in writing by the Agent, it shall enter into a supplement to this Master Security Agreement granting to the Agent a security interest in such commercial tort claim, securing the Obligations.

6. The occurrence of any "Event of Default" under and as defined in each Note which shall have occurred and be continuing beyond any applicable cure period, shall constitute an "**Event of Default**" under this Master Security Agreement.

7. Upon the occurrence of any Event of Default and at any time thereafter, the Agent may, subject to Applicable Law ("**Applicable Laws**" means, in respect of any person, property, transaction or event, all present and future laws, statutes, regulations, treaties, judgments and decrees applicable to that person, property, transaction or event (whether or not having the force of law with respect to regulatory matters applicable to the Agent) and all applicable requirements, requests, official directives, consents, approvals, authorizations, guidelines, rules, orders and policies of any Governmental Authority ("**Governmental Authority**" means any domestic or foreign government including any federal, provincial, state, territorial or municipal government and any government agency tribunal, commission or other authority exercising or purporting to exercise executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government) having or purporting to have authority over that person, property or transaction or event)), declare all Obligations immediately due and payable. To the extent applicable, both before and after the occurrence of an Event of Default, the Agent shall have all rights and remedies of a secured party under the *Personal Property Security Act* (Ontario) (as amended from time to time, including any Act substituted therefor and any amendment thereto, the "**PPSA**"), the Uniform Commercial Code (as in effect in the State of New York, or, if by reason of mandatory provisions of law, any or all of the rights and remedies with respect to, the Agent's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, as in effect in such other jurisdiction) this Master Security Agreement and other Applicable Laws. Upon the occurrence of any Event of Default and at any time thereafter, the Agent will have the right to take possession of, collect, demand, sue on, enforce, recover and receive the Collateral and give valid and binding receipts and discharges therefore and in respect thereof. The Agent will also have the right to maintain possession of the Collateral on each Assignor's premises or to remove the Collateral or any part thereof to such other premises as the Agent may desire. Upon the Agent's request, after the occurrence of any Event of Default, each Assignor shall assemble or cause the Collateral to be assembled and make it available to the Agent at a place designated by the Agent. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to any Assignor either at such Assignor's address shown herein or at any address appearing on the Agent's records for such Assignor. Any proceeds of any disposition of any of the Collateral shall be applied by the Agent to the payment of all expenses in connection with the sale of the Collateral, including operating any Assignor's accounts, preparing and enforcing this Master Security Agreement, taking and maintaining custody of, preserving, repairing, possessing, preparing for disposition and disposing of Collateral and in enforcing or collecting indebtedness and all such costs, charges and expenses, including reasonable legal fees, expenses and disbursements and any balance of such proceeds may be applied by the Agent toward the payment of the other Obligations in such order of application as the Agent may elect, and the Assignors shall be jointly and severally liable for any deficiency.

8. Upon the occurrence of and during the continuance of any Event of Default, the Agent may appoint or reappoint by instrument in writing, any person or persons, whether an officer or

officers or an employee or employees of any Creditor Party or not, to be an interim receiver, receiver or receivers (hereinafter called a "**Receiver**", which term when used herein shall include a receiver and manager) of any Collateral of any Assignor (including any interest, income or profits therefrom) and may remove any Receiver so appointed and appoint another in his/her/its stead. Any such Receiver shall, so far as concerns responsibility for his/her/its acts, be deemed the agent of the relevant Assignor and not the Agent, and the Agent shall not be in any way responsible for any misconduct, negligence or non-feasance on the part of any such Receiver or his/her/its servants, agents or employees. Subject to the provisions of the instrument appointing him/her/it, any such Receiver shall have power to take possession of Collateral, to preserve Collateral or its value, to carry on or concur in carrying on all or any part of the business of the relevant Assignor and to sell, lease, license or otherwise dispose of or concur in selling, leasing, licensing or otherwise disposing of Collateral. To facilitate the foregoing powers, any such Receiver may, to the exclusion of all others, including the Assignors, enter upon, use and occupy all premises owned or occupied by the relevant Assignor wherein Collateral may be situate, maintain Collateral upon such premises, borrow money on a secured or unsecured basis and use Collateral directly in carrying on the relevant Assignor's business or as security for loans or advances to enable the Receiver to carry on the relevant Assignor's business or otherwise, as such Receiver shall, in its discretion, determine. Except as may be otherwise directed by the Agent, and subject to Applicable Law, all money received from time to time by such Receiver in carrying out his/her/its appointment shall be received in trust for and be paid over to the Agent. Every such Receiver may, in the discretion of the Agent, be vested with all or any of the rights and powers of the Agent.

9. Upon and during the continuance of any Event of Default, the Agent may, either directly or through its agents or nominees, exercise any or all of the powers and rights given to a Receiver by virtue of Section 8.

10. The Agent shall use reasonable care with respect to the Collateral in its possession or under its control. The Agent shall not have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Agent, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

11. If any Assignor defaults in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on such Assignor's part to be performed or fulfilled under or pursuant to this Master Security Agreement, the Agent may, at its option without waiving its right to enforce this Master Security Agreement according to its terms, immediately or at any time thereafter and without notice to any Assignor, perform or fulfill the same or cause the performance or fulfillment of the same for each Assignor's joint and several account and at each Assignor's joint and several cost and expense, and the cost and expense thereof (including reasonable legal fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the highest rate permitted by law.

12. Each Assignor appoints the Agent, any of the Agent's officers, employees or any other person or entity whom the Agent may designate as such Assignor's attorney, with power to execute such documents on such Assignor's behalf and to supply any omitted information and correct patent errors in any documents executed by such Assignor or on such Assignor's behalf;

to file financing statements against such Assignor covering the Collateral (and, in connection with the filing of any such financing statements or financing change statements, describe the Collateral as "all assets and all personal property, whether now owned and/or hereafter acquired" (or any substantially similar variation thereof)); to sign such Assignor's name on public records; and to do all other things the Agent deems necessary to carry out this Master Security Agreement. Each Assignor hereby ratifies and approves all acts of the attorney and neither the Agent nor the attorney will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law other than gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). This power being coupled with an interest, is irrevocable so long as any Obligations remain unpaid.

13. No delay or failure on any Creditor Party's part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by the Agent and then only to the extent therein set forth, and no waiver by the Agent of any default shall operate as a waiver of any other default or of the same default on a future occasion. The Agent's books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon each Assignor for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. The Creditor Parties shall have the right to enforce any one or more of the remedies available to the Creditor Parties, successively, alternately or concurrently. However, no Creditor Party shall be liable or accountable for any failure to exercise its remedies, take possession of, collect, enforce, realize, sell, lease, license or otherwise dispose of Collateral or to institute any proceeding for such purposes. Each Assignor agrees to join with the Agent in executing financing statements or other instruments to the extent required by the PPSA in form satisfactory to the Agent and in executing such other documents or instruments as may be required or deemed necessary by the Agent for purposes of affecting or continuing the Agent's Liens in and upon the Collateral.

14. This Master Security Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada, and cannot be terminated orally. This Master Security Agreement shall be binding upon each Assignor, its respective successors and assigns and shall inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent, for the ratable benefit of the Purchasers, and their successors and permitted assigns; provided, however, that no Assignor may assign its rights or delegate its duties hereunder without the prior written consent of the Agent. All of the rights, remedies, options, privileges and elections given to any Creditor Party hereunder shall inure to the benefit of such Creditor Party's successors and assigns. Each Creditor Party and each Assignor hereby (a) waive any and all right to trial by jury in litigation relating to this Master Security Agreement and the transactions contemplated hereby, (b) submit to the non-exclusive jurisdiction of the courts of both the Province of Ontario and to the State of New York, and (c) waive any objection any Creditor Party or any Assignor may have as to the bringing or maintaining of such action with any such court.

15. Each Assignor hereby acknowledges receipt of a copy of this Master Security Agreement.

16. This Master Security Agreement may be executed in any number of counterparts which shall, collectively and separately constitute one agreement. Any signature delivered by a party by facsimile transmission or by sending a scanned copy by electronic mail shall be deemed an original signature hereto.

17. It is understood and agreed that any person or entity that desires to become an Assignor hereunder, or is required to execute a counterpart of this Master Security Agreement after the date hereof pursuant to the requirements of any Document, shall become an Assignor hereunder by (x) executing a joinder agreement in form and substance satisfactory to the Agent, (y) delivering supplements to such exhibits and annexes to such Documents as the Agent shall reasonably request and (z) taking all actions as specified in this Agreement as would have been taken by such Assignor had it been an original party to this Master Security Agreement, in each case with all documents required above to be delivered to the Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Agent.

18. Any notice or request hereunder may be given to any party hereto at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this Section 18. Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail or telecopy (confirmed by mail). Notices and requests shall be, in the case of those by hand delivery, deemed to have been given when delivered to any officer of the party to whom it is addressed, in the case of those by mail or overnight mail, deemed to have been given five (5) days after the date when deposited in the mail or with the overnight mail carrier, and, in the case of a telecopy, when confirmed. Notices shall be provided as follows:

If to Agent:

LV Administrative Services, Inc.
335 Madison Avenue, 10th Floor
New York, New York 10017

Attention: Portfolio Services
Telephone: (212) 541-5800
Facsimile No.: (212) 581-5037

And to:

Fasken Martineau DuMoulin LLP
Suite 4200, TD Bank Tower
66 Wellington Street West
Toronto, Ontario M5K 1N6

Attention: John W. Torrey
Telephone: (416) 868-7541
Facsimile No.: (212) 407-4990

If to any Assignor:

Creative Vistas, Inc.
2100 Forbes Street, Units 8-10
Whitby, Ontario L1N 9T3

Attention: Chief Financial Officer
Facsimile No.: (905) 666-9795

With a copy to: Torys LLP
237 Park Avenue, 20th Floor
New York, NY 10017

Attention: Andrew J. Beck
Facsimile No.: (212) 682-0200

or such other address as may be designated in writing hereafter in accordance with this Section 18 by such Person.

19. Each Assignor shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such further acts, deeds, mortgages, transfers and assurances and take all such further action or cause such further action to be taken as the Agent shall reasonably require for the better assuring, charging, assigning and conferring unto the Agent a Lien in and upon the Collateral or property intended to be charged hereunder, or which such Assignor may hereafter become bound to charge in favour of the Agent, for the purpose of accomplishing and effecting the intention of this Master Security Agreement. Each Assignor will also take such steps as the Agent requires to enable the Agent to obtain and maintain control of any investment property, including but not limited to, arranging for any issuer of uncertificated securities, securities intermediary or futures intermediary to enter into an agreement reasonably satisfactory to the Agent to enable the Agent to obtain and maintain control.

20. If there is any inconsistency between the provisions hereof and the provisions of the Purchase Agreement, the provisions of the Purchase Agreement shall prevail.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Very truly yours,

CANCABLE INC.

By: [signature]
Name: SAYAN NAVARATNAM
Title: CHAIRMAN

CREATIVE VISTAS, INC.

By: [signature]
Name: DOMINIC BURNS
Title: CEO

CANCABLE HOLDING CORP.

By: [signature]
Name: SAYAN NAVARATNAM
Title: CEO

CANCABLE, INC.

By:
Name: ROSS JEPSON
Title: PRESIDENT

CREATIVE VISTAS ACQUISITION CORP.

By: [signature]
Name: SAYAN NAVARATNAM
Title: PRESIDENT

Very truly yours,

CANCABLE INC.

By: ____________________
Name: SAYAN NAVARATNAM
Title: CHAIRMAN

CREATIVE VISTAS, INC.

By: ____________________
Name: DOMINIC BURNS
Title: CEO

CANCABLE HOLDING CORP.

By: ____________________
Name: SAYAN NAVARATNAM
Title: CEO

CANCABLE, INC.

By: ____________________
Name: ROSS JEPSON
Title: PRESIDENT

CREATIVE VISTAS ACQUISITION CORP.

By: ____________________
Name: SAYAN NAVARATNAM
Title: PRESIDENT

A.C. TECHNICAL SYSTEMS LTD.

By: ______________________
Name: DOMINIC BURNS
Title: PRESIDENT

2141306 ONTARIO INC.

By: ______________________
Name: MARK THOMPSON
Title: PRESIDENT

CANCABLE XL INC.

By: ______________________
Name: ROSS JEPSON
Title: PRESIDENT

IVIEW HOLDING CORP.

By: ______________________
Name: SAYAN NAVARATNAM
Title: CEO

IVIEW DIGITAL VIDEO SOLUTIONS INC.

By: ______________________
Name: SAYAN NAVARATNAM
Title: PRESIDENT

A.C. TECHNICAL SYSTEMS LTD.

By: ____________________
Name: DOMINIC BYRNE
Title: PRESIDENT

2141306 ONTARIO INC.

By: ____________________
Name: MARK THOMPSON
Title: PRESIDENT

CANCABLE XL INC.

By: ____________________
Name: ROSS JEPSON
Title: PRESIDENT

IVIEW HOLDING CORP.

By: ____________________
Name: SAYAN NAVARATNAM
Title: CEO

IVIEW DIGITAL VIDEO SOLUTIONS INC.

By: ____________________
Name: SAYAN NAVARATNAM
Title: PRESIDENT

XL DIGITAL SERVICES INC.

By:
Name: Ross Jepson
Title: President

ACKNOWLEDGED:

LV ADMINISTRATIVE SERVICES, INC., as Agent

By: ______________________________

Name:

Title: Authorized Signatory

Patrick Regan

Authorized Signatory

SCHEDULE A

Entity	Jurisdiction of Formation	Organization Identification Number
Cancable Inc.	Ontario	Not applicable
Creative Vistas, Inc.	Arizona	1574843
Cancable Holding Corp.	Delaware	51039105
Cancable, Inc.	Nevada	C18766-99
Creative Vistas Acquisition Corp.	Ontario	Not applicable
A.C. Technical Systems Ltd.	Ontario	Not applicable
2141306 Ontario Inc.	Ontario	Not applicable
Cancable XL Inc.	Ontario	Not applicable
Iview Holding Corp.	Delaware	4101766
Iview Digital Video Solutions Inc.	Canada	Not applicable
XL Digital Services Inc.	Ontario	Not applicable

SCHEDULE B

COMMERCIAL TORT CLAIM

None.